UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 1, 2014

                        Commission File Number 333-146627


                               BARON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                NEVADA                                          26-0582528
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                       Identification Number)

        300 S.C.M. Allen Parkway
               Suite 400
           San Marcos, TX                                         78666
(Address of principal executive offices)                        (Zip Code)

                                 (512) 392-5775
               Registrant's telephone number, including area code

        Securities registered pursuant to Section 12(b) of the Act: None

        Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On July 28, 2014, simultaneously with the consummation of the Asset Acquisition described in Item 2.01 below, we entered into a Credit Agreement with Petro Capital Energy Credit, LLC ("Petro") to secure funding by means of a credit facility arrangement wherein Petro would act as the administrative agent for various lenders (the "Lenders") who will provide term loans to the Company's wholly-owned subsidiary, Baron Production LLC ("Baron Production"), in the maximum aggregate amount of $5,150,000, such loans to be secured by oil and gas properties including interests in 1.) various oil and gas leases in Taylor County, Texas known as the Shaffer Leases transferred concurrently to Baron Production by us; 2.) various oil and gas leases in Frio County and LaSalle County, Texas acquired pursuant to the contemporaneous Purchase and Sale Agreement described in Item 2.01 below between Ricochet Energy, Inc., a Texas corporation, for itself and as limited agent for the other sellers specified therein, and us (the "Ricochet Properties"), which Purchase and Sale Agreement was concurrently assigned to and assumed by Baron Production; and 3.) other assets owned by us and Baron Production. We, as parent of Baron Production, executed guarantees for the loans and a granted to Petro a security interest in our 100% ownership interest in Baron Production.

     As further inducement to Petro to enter into the Credit Agreement, Baron Production assigned a thirty-six month, limited-term 2% overriding royalty interest in the Shaffer Leases and the Ricochet Properties; we also issued Warrants to Petro for the benefit of the Lenders to purchase shares of our Common Stock for $0.0175 per share equal to 5% of our outstanding Common Stock on a fully diluted basis.

     Concurrent with the consummation of the Credit Agreement, on July 28, 2014, Baron Production entered into certain volume production agreements including a Purchase and Sale Agreement, Production and Marketing Agreement, and Conveyance of Term Overriding Royalty Interest with PCEC Sub 1, LLC ("PCEC"), an affiliate of Petro, wherein PCEC acquired term overriding royalty interests in and production from the Shaffer Leases and Ricochet Properties in consideration for payment to Baron Production of $6,100,000 (the "VPP"). The VPP is limited to oil production from well bores existing as of July 28, 2014. We, as parent of Baron Production, executed guarantees to PCEC to guarantee Baron Production's performance of its obligations under the Purchase and Sale Agreement, Production and Marketing Agreement and the Conveyance of Term Overriding Royalty Interest.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     Effective May 29, 2014, we entered into a Purchase and Sale Agreement with Ricochet Energy, Inc., a Texas corporation, and other third-party sellers specified therein (collectively, "Ricochet') to acquire all of Ricochet's right, title and interest in certain oil and gas leasehold interests, record title interests, operating rights interests, fee interests, mineral interests and overriding royalty and other related oil and gas interests in Frio and LaSalle County, Texas (the "Ricochet Agreement"). On July 28, 2014 we assigned all of our rights, title, and interest in the Ricochet Agreement to Baron Production. Baron Production consummated the Ricochet Agreement concurrently with the financing and other transactions described in Item 1.01 above, whereby it acquired working interests ranging from 89.10% to 100% in 8,060 gross acres, 14 producing wells, and 1 salt-water disposal well, with current gross production of 204 barrels of oil and 180 million cubic feet of gas per day, for the purchase price of $7,720,743, subject to certain adjustments.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

     On July 28, 2014, our wholly-owned subsidiary, Baron Production LLC ("Baron Production"), entered into a credit facility agreement described in Item 1.01 above, which description is incorporated by reference into this Item 2.03. The obligations of Baron Production are secured by certain oil and gas interests and other assets owned by us and Baron Production and subject to guarantees by us as described in Item 1.01 above.

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     Concurrent with the consummation of the Credit Agreement, on July 28, 2014,
Baron Production entered into certain volume production agreements including a Purchase and Sale Agreement, Production and Marketing Agreement, and Conveyance of Term Overriding Royalty Interest with PCEC Sub 1, LLC ("PCEC"), an affiliate of Petro, wherein PCEC acquired term overriding royalty interests in and production from the Shaffer Leases and Ricochet Properties in consideration for payment to Baron Production of $6,100,000 (the "VPP"). The VPP is limited to oil production from well bores existing as of July 28, 2014. We, as parent of Baron Production, executed guarantees to PCEC to guarantee Baron Production's performance of its obligations under the Purchase and Sale Agreement, Production and Marketing Agreement and the Conveyance of Term Overriding Royalty Interest.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     As further inducement to Petro to enter into the Credit Agreement described in Item 1.01 above, on July 28, 2014 we issued Warrants to Petro for the benefit of the Lenders to purchase shares of our Common Stock for $0.0175 per share equal to 5% of our outstanding Common Stock on a fully-diluted basis. Said Warrants expire five years from issuance. We have also granted "piggyback" registration rights on the shares issuable under the Warrants, such shares to be included in any registration statement filed by the Company with the Securities and Exchange Commission to register shares of its securities. The Warrants were issued pursuant to the exemption provided by Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering. The recipients of our securities are "accredited investors" and acquired the securities for investment purposes only without a view to distribution. Furthermore, the investors had access to information concerning us and our business prospects; there was no general solicitation or advertising for such acquisition of our securities; and the securities are restricted pursuant to Rule 144.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

     By authority granted to the Board of Directors of the Registrant by its Articles of Incorporation, the Registrant filed a Certificate of Designation effective July 24, 2014, with the Nevada Secretary of State, establishing a series of Preferred Stock designated as "Series A Convertible Preferred Stock" consisting of 7,000,000 shares and having a stated value of $1.00 per share with the relative rights and preferences as set forth in such Certificate of Designation.

     Shareholder approval was not required to establish or file the Certificate of Designation to designate the Series A Convertible Preferred Stock under the Articles of Incorporation and Nevada statutory law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                       Description
-----------                       -----------
   3.3 Certificate of Designation of Series A Convertible Preferred Shares filed with the Nevada Secretary of State on July 24, 2014
   4.1 Warrant Agreement dated July 28, 2014 by and between Petro Capital Energy Credit, LLC and Baron Energy, Inc.
   4.2 Registration Rights Agreement dated July 28, 2014 by and between Baron Energy, Inc. and Petro Capital Energy Credit, LLC
   10.75 Credit Agreement dated July 28, 2014 by and between Baron Energy, Inc., Baron Production LLC, and Petro Capital Energy Credit, LLC
   10.76 Note dated July 28, 2014 from Baron Production LLC to Petro Capital Energy Credit, LLC
   10.77 Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated July 28, 2014 granted by Baron Production LLC in favor of PCEC-B, LLC
   10.78 Second Lien Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated July 28, 2014 granted by Baron Production LLC to PCEC-B, LLC
   10.79 Purchase and Sale Agreement dated May 29, 2014 by and between Baron Energy, Inc. and Ricochet Energy, Inc., et al
   10.80 Purchase and Sale Agreement dated July 28, 2014 by and between Baron Production LLC and PCEC Sub 1 LLC
   10.81 Production and Marketing Agreement dated July 28, 2014 by and between Baron Production LLC and PCEC Sub 1, LLC
   10.82 Conveyance of Term Overriding Royalty Interest dated July 28, 2014 from Baron Production LLC to PCEC Sub 1, LLC

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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARON ENERGY, INC.


Date: August 1, 2014                By: /s/ Ronnie L. Steinocher
                                       -----------------------------------------
                                    Name:  Ronnie L. Steinocher
                                    Title: President and Chief Executive Officer


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